Exhibit 99.1

GoLogiq and GammaRey Complete Fintech Merger, Creating a Powerful New Financial Ecosystem for the New Digital Economy

GammaRey brings to GoLogiq:

•	$20 million in estimated annualized revenue run rate.
•	Profitable business with strong cash flow.
•	Nearly $800 million in customer financial assets.
•	Full-stack fintech ecosystem designed for the New World Digital Economy, including a commodity-backed digital currency, digital wallet, and proprietary transaction platform for securities, goods and services.

•	Pipeline of accretive and/or tech-enabling acquisition targets.

New York, NY, March 7, 2023 (GLOBE NEWSWIRE) – GoLogiq, Inc. (OTC:GOLQ), a U.S.-based global provider of fintech and consumer data analytics, has completed its previously announced merger with GammaRey, Inc., a privately-held fintech ecosystem for the New World Digital Economy.

“The completion of this accretive merger represents the realization of our goal for GoLogiq to become a comprehensive fintech platform for the large global population of underserved businesses and consumers, and particularly for Generation Z and Millennials,” stated GoLogiq interim CEO, Brent Suen. “We see huge opportunities ahead as we integrate our respective technologies and customer bases, and set the stage for strong growth and profitability.”

The combined company plans to focus initially on the high-growth market of wealth management for Generation Z and Millennials. This new generation of wealth-builders represents the sharing economy that will be powered by digital banking solutions, such as virtual payments, lending and loyalty programs.

The company views this as a uniquely strong emerging market opportunity, with the collective wealth of Millennials and Gen Zs reportedly jumping 25% last year—much higher than for Gen Xs and Baby Boomers—and their aggregate assets grew from $2.9 trillion to $3.6 trillion. Bain & Company projects the wealth management market to double in size and exceed $500 billion by 2030.

“Given this tremendous outlook for wealth management, we believe that now as part of GoLogiq we can address this opportunity on a much larger scale,” stated Timothy Alford, former GammaRey CEO and now president of the new GammaRey subsidiary. “As a publicly traded company, we now have better access to the capital markets. We believe this affords our combined shareholders numerous benefits. In addition to greater liquidity and higher visibility of our brand, we see this merger with GoLogiq unlocking the value we have created with our fintech platform.”

Added Suen: “We can now move forward with completing our recently announced acquisition of Nest Egg which is one of a several companies introduced to us by GammaRey. We anticipate that NestEgg’s mobile savings and investing app will further strengthen our value proposition to not only prospective customers but also the additional high-value, complementary acquisition targets we are currently pursuing.”

GoLogiq recently reported that it has begun the process of applying to list on a senior U.S. exchange. The listing would be subject to approval based on several factors, including satisfaction of minimum listing requirements. The company believes it meets the quantitative requirements, including net shareholder equity and market capitalization.

GoLogiq also believes it currently satisfies the reporting and governance requirements for the listing. It is fully reporting to the U.S. Securities and Exchange Commission, and it recently appointed two highly experienced independent board members that established a majority of independent directors on its board.

The company plans to disclose additional details of GammaRey’s financials with its 2022 audited results to be filed with the SEC later this month. Additional details about the merger transaction is available in a Form 8-K as filed at www.sec.gov and is also available in the investor section of GoLogiq’s website.

About GoLogiq

GoLogiq Inc. is a US-based global provider of fintech and mobile solutions for digital transformation and consumer data analytics. Its software platforms are comprised of CreateApp, a mobile app development and publishing platform for small-to-medium sized businesses; AtozGo™, a ‘hyper-local’ app-based delivery platform; AtozPay™, an eWallet for mobile top-up, e-commerce purchases, bill payment and microfinance; and Radix™, a Big Data analytics platform. Visit the company at gologiq.com or follow on twitter: $GOLQ and @gologiq.

About GammaRey
A wholly owned subsidiary of GoLogiq, GammaRey is a global financial technology company that is building a financial ecosystem and platform to provide financial solutions to businesses, governments, and consumers. It is revolutionizing the speed and fee structure of remittance technologies worldwide through blockchain technologies and is evolving into a full-stack ecosystem for the digital economy. This includes a digital wallet, borderless payments, and a proprietary platform providing functionality through the buying of goods and services. To learn more, go to www.gammarey.com.

Important Cautions Reading Forward-Looking Statements

This press release contains certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the Safe Harbor created by those sections. This press release also contains forward-looking statements and forward-looking information within the meaning of United States securities legislation that relate to GoLogiq’s current expectations and views of future events. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will likely result”, “are expected to”, “expects”, “will continue”, “is anticipated”, “anticipates”, “believes”, “estimated”, “intends”, “plans”, “forecast”, “projection”, “strategy”, “objective” and “outlook”) are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties which could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements. No assurance can be given that these expectations will prove to be correct and such forward-looking statements included in this press release should not be unduly relied upon.

These statements speak only as of the date of this press release. Forward-looking statements are based on a number of assumptions and are subject to a number of risks and uncertainties, many of which are beyond GoLogiq’s control, which could cause actual results and events to differ materially from those that are disclosed in or implied by such forward-looking statements. In particular and without limitation, this press release contains forward-looking statements regarding our products and services, the use and/or ongoing demand for our products and services, expectations regarding our revenue and the revenue generation potential of our products and services, our partnerships and strategic alliances, the impact of global pandemics (including COVID-19) on the demand for our products and services, industry trends, overall market growth rates, our growth strategies, the continued growth of the addressable markets for our products and solutions, our business plans and strategies, our ability to apply to and meet the listing standards and approvals for Nasdaq, NYSE, or other senior exchange, our ability to successfully locate and consummate any contemplated strategic transactions, our ability to successfully complete a merger or acquisition with Nest Egg Investments, or other entity, any approval of the merger or acquisition with Nest Egg Investments or other entity by the Financial Industry Regulatory Authority (FINRA), any regulatory approval required of Nest Egg Investment’s subsidiary BeyondTrade Securities, Inc.’s pending name change to Nest Egg Securities, Inc., the structure of any such transaction, timing of such transaction, and the valuation of the businesses after completion of any such transaction, if any, and other risks described in the Company’s prior press releases and in its filings with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K and any subsequent public filings. The Nest Egg Investment transaction discussed herein is subject to mutual deliveries and other closing conditions, and this transaction has not closed as of the date of this press release.

GoLogiq undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. New factors emerge from time to time, and it is not possible for GoLogiq to predict all of them, or assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement.

GoLogiq Contact:

Brent Suen

Interim CEO

GoLogiq, Inc.

Email Contact

GoLogiq Investor Relations:

Ron Both

CMA Investor Relations

Tel (949) 432-7566

Email contact

GoLogiq Media & ESG Contact:

Tim Randall

CMA Media Relations

Tel (949) 432-7572

Email contact